Exhibit 99.1

4872-5792-8107 David S. Meyer (admitted pro hac vice) Matthew J. Pyeatt (admitted pro hac vice) Jessica C. Peet (admitted pro hac vice) Trevor G. Spears (admitted pro hac vice) VINSON & ELKINS LLP VINSON & ELKINS LLP The Grace Building Trammell Crow Center 1114 Avenue of the Americas, 32nd Floor 2001 Ross Avenue, Suite 3900 New York, New York 10036-7708 Dallas, Texas 75201 Telephone: (212) 237-0000 Telephone: (214) 220-7700 Facsimile: (212) 237-0100 Facsimile: (214) 220-7716 Michael A. Condyles (VA 27807) Peter J. Barrett (VA 46179) Jeremy S. Williams (VA 77469) KUTAK ROCK LLP 901 East Byrd Street, Suite 1000 Richmond, Virginia 23219-4071 Telephone: (804) 644-1700 Facsimile: (804) 783-6192 Proposed Co-Counsel to the Debtors and Debtors in Possession IN THE UNITED STATES BANKRUPTCY COURT FOR THE EASTERN DISTRICT OF VIRGINIA ALEXANDRIA DIVISION In re: ENVIVA INC., et al., Debtors.1 ) ) ) ) ) ) ) Chapter 11 Case No. 24-10453 (BFK) (Jointly Administered) FINAL ORDER (I) ESTABLISHING NOTIFICATION PROCEDURES; (II) APPROVING RESTRICTIONS ON CERTAIN TRANSFERS OF COMMON STOCK OF THE DEBTORS’ ESTATES AND CLAIMING A WORTHLESS EQUITY DEDUCTION; AND (III) GRANTING RELATED RELIEF Upon the motion (the “Motion”)2 filed by the above-referenced debtors and debtors in possession (collectively, the “Debtors”) for entry of an order (the “Final Order”) (i) establishing and implementing restrictions and notification requirements for certain transfers of Beneficial Ownership of Common Stock and certain claims (for U.S. federal income tax purposes) of a 1 Due to the large number of Debtors in these jointly administered chapter 11 cases, a complete list of the Debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list may be obtained on the website of the Debtors’ claims and noticing agent at www.kccllc.net/enviva. The location of the Debtors’ corporate headquarters is: 7272 Wisconsin Avenue, Suite 1800, Bethesda, MD 20814. 2 Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Motion. Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 1 of 40

2 4872-5792-8107 4864-9275-2054.1 worthlessness deduction under section 165 of the Tax Code (as defined below) with respect to such Common Stock; (ii) notifying holders of Common Stock of the restrictions, notification requirements, and procedures set forth herein; and (iii) directing that any acquisition, disposition, or transfer of Beneficial Ownership of Common Stock (or declaration of worthlessness with respect to such Common Stock) in violation of the procedures set forth herein shall be null and void ab initio, all as more fully set forth in the Motion and in the First Day Declarations; and the Court having jurisdiction over the matters raised in the Motion pursuant to 28 U.S.C. §§ 157 and 1334 and the Standing Order of Reference from the United States District Court for the Eastern District of Virginia, dated August 15, 1984; and the Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2) and that the Court may enter a final order consistent with Article III of the United States Constitution; and the Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and the Court having entered the Interim Order; and the Court having found that the relief requested in the Motion is in the best interests of the Debtors and their respective estates, creditors, and other parties in interest; and the Court having found that proper and adequate notice of the Motion and hearing thereon has been given and that no other or further notice is necessary; and the Court having found that good and sufficient cause exists for the granting of the relief requested in the Motion after having given due deliberation upon the Motion and all of the proceedings had before the Court in connection with the Motion, it is HEREBY ORDERED THAT: 1. The restrictions, notification requirements, and other procedures annexed hereto as Exhibit 1 (the “Stock Procedures”) are hereby approved and shall apply to all acquisitions, dispositions, and transfers of Beneficial Ownership of Common Stock (and declarations of worthlessness with respect to such Common Stock) of the Debtors. Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 2 of 40

3 4872-5792-8107 4864-9275-2054.1 2. Any acquisition, disposition, or trading of Beneficial Ownership of Common Stock in violation of the Stock Procedures shall be null and void ab initio as an act in violation of the automatic stay under section 362 of the Bankruptcy Code and pursuant to the Court’s equitable powers under section 105(a) of the Bankruptcy Code. 3. Any person (including any Entity) that acquires, disposes of, or transfers Beneficial Ownership of Common Stock (or declares worthlessness with respect to such Common Stock) in violation of this Final Order or the Stock Procedures or that otherwise fails to comply with their requirements, shall be subject to such sanctions as the Court, upon motion by the Debtors, with Ad Hoc Group Consent, and in consultation with the official committee of unsecured creditors appointed in these chapter 11 cases (the “Committee”), may consider appropriate pursuant to the Court’s equitable power under section 105(a) of the Bankruptcy Code. 4. The notices substantially in the forms annexed hereto as Exhibits 1-7 are hereby approved. 5. Nothing herein shall preclude any person (including any Entity) desirous of acquiring, disposing of, or transferring Beneficial Ownership of Common Stock (or declaring worthlessness with respect to such Common Stock) from requesting relief from this Final Order from the Court, subject to the Debtors’ rights to oppose such relief. 6. The relief granted in this Final Order is intended solely to permit the Debtors to protect, preserve, and maximize the value of their Tax Attributes; accordingly, other than to the extent that this Final Order expressly conditions or restricts acquisitions, dispositions, and transfers of Beneficial Ownership of Common Stock (and declarations of worthlessness with respect to such Common Stock) of the Debtors, nothing in this Final Order or in the Motion shall, or shall be deemed to, prejudice, impair, or otherwise alter or affect the rights of any holders of Beneficial Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 3 of 40

4 4872-5792-8107 4864-9275-2054.1 Ownership of Common Stock of the Debtors, including in connection with the treatment of any such of Common Stock under any chapter 11 plan or any applicable bankruptcy court order. 7. The requirements set forth in this Final Order are in addition to the requirements of Bankruptcy Rule 3001(e) and applicable securities, corporate and other laws and do not excuse noncompliance therewith. 8. The Debtors are authorized to take all actions necessary to effectuate the relief granted pursuant to this Final Order in accordance with the Motion. 9. Unless specifically provided herein, and notwithstanding any actions taken hereunder, nothing contained in the Motion or this Final Order or any payment made pursuant to this Final Order shall constitute, nor is it intended to constitute, (a) an implication or admission as to the validity or priority of any claim or lien against the Debtors, (b) an impairment or waiver of the Debtors’, or any party in interest’s, including the Committee’s, rights to contest or dispute such claim or lien, (c) a promise or requirement to pay any prepetition claim, (d) an implication or admission that any particular claim is of a type specified or defined in the Motion or any proposed order, (e) a waiver of the Debtors’, or any other party in interest’s, rights under the Bankruptcy Code or any other applicable law, or (f) an approval, assumption or rejection of any agreement, contract, or lease under section 365 of the Bankruptcy Code. 10. Notwithstanding the relief granted in this Order, all authorizations herein and all payments and actions pursuant thereto shall be subject to each interim and final order entered by the Court in respect of the Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Obtain Postpetition Financing and (B) Use Cash Collateral, (II) Granting Liens and Providing Superpriority Administrative Expense Claims, (III) Granting Adequate Protection to Prepetition Secured Parties, (IV) Modifying the Automatic Stay, and (V) Granting Related Relief [Docket No. 24] (collectively, such interim and final orders, the “DIP Order”), including Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 4 of 40

5 4872-5792-8107 4864-9275-2054.1 compliance with any budget or cash flow forecast in connection therewith and any other terms and conditions thereof. Nothing herein is intended to modify, alter, or waive, in any way, any terms, provisions, requirements, or restrictions of the DIP Order or the DIP Documents (as defined in the DIP Order). To the extent there is any inconsistency between the terms of the DIP Order or the DIP Documents and the terms of this Order or any action taken or proposed to be taken hereunder, the terms of the DIP Order or the DIP Documents, as applicable, shall control. 11. The requirements of Bankruptcy Rule 6004(a) are waived. 12. Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Final Order shall be immediately effective and enforceable upon entry of this Final Order. 1. The requirement under Local Rule 9013-1(F) to file a memorandum of law in connection with the Motion is waived. 13. The Court retains exclusive jurisdiction to hear and determine all matters arising from or related to the implementation, interpretation, or enforcement of this Final Order. Dated: ____________ Alexandria, Virginia _____________________________________ UNITED STATES BANKRUPTCY JUDGE Apr 12 2024 /s/ Keith L Phillips Entered On Docket: Apr 12 2024 Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 5 of 40

4872-5792-8107 4864-9275-2054.1 WE ASK FOR THIS: /s/ Peter J. Barrett Michael A. Condyles (VA 27807) Peter J. Barrett (VA 46179) Jeremy S. Williams (VA 77469) KUTAK ROCK LLP 901 East Byrd Street, Suite 1000 Richmond, Virginia 23219-4071 Telephone: (804) 644-1700 Facsimile: (804) 783-6192 - and - David S. Meyer (admitted pro hac vice) Jessica C. Peet (admitted pro hac vice) VINSON & ELKINS LLP The Grace Building 1114 Avenue of the Americas, 32nd Floor New York, New York 10036-7708 Telephone: (212) 237-0000 Facsimile: (212) 237-0100 - and - Matthew J. Pyeatt (admitted pro hac vice) Trevor G. Spears (admitted pro hac vice) VINSON & ELKINS LLP Trammell Crow Center 2001 Ross Avenue, Suite 3900 Dallas, Texas 75201 Telephone: (214) 220-7700 Facsimile: (214) 220-7716 Proposed Co-Counsel to the Debtors and Debtors in Possession CERTIFICATION OF ENDORSEMENT UNDER LOCAL RULE 9022-1(C) Pursuant to Local Rule 9022-1(C), I hereby certify that the foregoing proposed order has been endorsed by or served upon all necessary parties. /s/ Peter J. Barrett Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 6 of 40

4872-5792-8107 4864-9275-2054.1 EXHIBIT 1 Stock Procedures Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 7 of 40

4864-9275-2054.1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE EASTERN DISTRICT OF VIRGINIA ALEXANDRIA DIVISION In re: ENVIVA INC., et al., Debtors.1 ) ) ) ) ) ) ) Chapter 11 Case No. 24-10453 (BFK) (Jointly Administered) NOTICES, RESTRICTIONS, AND OTHER PROCEDURES REGARDING OWNERSHIP, ACQUISITIONS, DISPOSITIONS AND TRANSFERS OF, OR DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO, STOCK OF THE DEBTORS TO ALL PERSONS (INCLUDING ENTITIES) WITH COMMON STOCK OWNERSHIP OF THE DEBTORS: Pursuant to that certain Final Order (I) Establishing Notification Procedures; (II) Approving Restrictions on Certain Transfers of Common Stock of the Debtors’ Estates and Claiming a Worthless Equity Deduction; and (III) Granting Related Relief (the “Final Order”) entered by the United States Bankruptcy Court for the Eastern District of Virginia (the “Court”) on ____________, 2024, Docket No. [___], the following restrictions, notification requirements, and/or other procedures (collectively, the “Stock Procedures”) apply to all trading and transfers of Beneficial Ownership of Common Stock (as defined below) of the Debtors.2 The following procedures apply to ownership, acquisitions, dispositions and transfers of, or declarations of worthlessness with respect to, Beneficial Ownership of Common Stock: (a) Notice of Substantial Ownership. Any person (including any Entity) that Beneficially Owns, at any time on or after the Petition Date, Common Stock in an amount sufficient to qualify such person as a Substantial Stockholder shall file with the Court and serve upon the Debtors, their counsel, counsel to the Ad Hoc Group, and counsel to the Committee 1 Due to the large number of Debtors in these jointly administered chapter 11 cases, a complete list of the Debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list may be obtained on the website of the Debtors’ claims and noticing agent at www.kccllc.net/enviva. The location of the Debtors’ corporate headquarters is: 7272 Wisconsin Avenue, Suite 1800, Bethesda, MD 20814. 2 Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Final Order. Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 8 of 40

4864-9275-2054.1 (collectively, the “Disclosure Parties”) a notice of such person’s substantial ownership (a “Notice of Substantial Stock Ownership”), in substantially the form annexed to the Final Order as Exhibit 2, which describes specifically and in detail such person’s Beneficial Ownership of Common Stock and Options, on or before the date that is the later of (x) twenty calendar days after the entry of the order granting the requested relief or (y) ten business days after such person qualifies as a Substantial stockholder. At the election of the filing person, the Notice of Substantial Stock Ownership to be filed with the Court (but not the Notice of Substantial Stock Ownership that is served upon the Disclosure Parties) may be redacted to exclude the taxpayer identification number and the amount of Common Stock and Options Beneficially Owned. (b) Acquisition of Common Stock. At least twenty business days prior to the proposed date of any transfer or other acquisition of Beneficial Ownership of Common Stock or exercise of any Option to acquire Beneficial Ownership of Common Stock that would result in an increase in the amount of Common Stock Beneficially Owned by any person (including any Entity) that currently is or, as a result of the proposed acquisition transaction, would be a Substantial Stockholder (a “Proposed Acquisition Transaction”), such person or Substantial Stockholder (a “Proposed Transferee”) shall file with the Court and serve upon the Disclosure Parties a notice of such Proposed Transferee’s intent to purchase, acquire, or otherwise accumulate Beneficial Ownership of Common Stock (an “Acquisition Notice”), in substantially the form annexed to the Final Order as Exhibit 3, which describes specifically and in detail the Proposed Acquisition Transaction. At the election of the filing person, the Acquisition Notice to be filed with the Court (but not the Acquisition Notice that is served upon the Disclosure Parties) may be redacted to exclude the taxpayer identification number and the amount of Common Stock and Options Beneficially Owned. (c) Disposition of Common Stock. At least twenty business days prior to the proposed date of any transfer or other disposition of Beneficial Ownership of Common Stock that would result in either a decrease in the amount of Common Stock Beneficially Owned by a Substantial Stockholder or person’s (including an Entity’s) ceasing to be a Substantial Stockholder (a “Proposed Disposition Transaction” and, together with a Proposed Acquisition Transaction, a “Proposed Transaction”), such person (including any Entity) or Substantial Stockholder (a “Proposed Transferor”) shall file with the Court and serve upon the Disclosure Parties a notice of such Proposed Transferor’s intent to sell, trade, transfer, or otherwise dispose of Beneficial Ownership of Common Stock (a “Disposition Notice” and, together with an Acquisition Notice, a “Trading Notice”), in substantially the form annexed to the Final Order as Exhibit 4, which describes specifically and in detail the Proposed Disposition Transaction. At the election of the filing person, the Disposition Notice to be filed with the Court (but not the Disposition Notice that is served upon the Disclosure Parties) may be redacted to exclude the taxpayer identification number and the amount of Common Stock and Options Beneficially Owned. (d) Claims for Deductions of Worthlessness of Common Stock. Any person (including any Entity) that currently is or becomes a 50-percent shareholder must file with the Court, and serve upon the Disclosure Parties, a notice of such status, in substantially the form annexed to the Interim Order and Final Order as Exhibit 5, on or before the later of (x) twenty calendar days after the entry of the order granting the requested relief or (y) ten business days after such person qualifies as a 50-percent shareholder. At least twenty business days prior to filing any federal, state or non-U.S. tax return, or any amendment to such a return, claiming any deduction for Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 9 of 40

4864-9275-2054.1 worthlessness of Common Stock, for a tax year ending before the Debtors’ emergence from chapter 11 protection, such 50-percent shareholder must file with the Court, and serve upon the Disclosure Parties, a notice of such 50-percent shareholder’s intended claim of worthlessness (a “Proposed Worthlessness Deduction”) in substantially the form annexed to the Interim Order and Final Order as Exhibit 6 (a “Declaration of Intent to Claim a Worthless Stock Deduction”). (e) Approval Procedures. The Debtors, in consultation with the Ad Hoc Group and the Committee, shall have fifteen business days after the filing of a Trading Notice or Declaration of Intent to Claim a Worthless Stock Deduction (the “Approval Period”) to file with the Court and serve on a Proposed Transferee or a Proposed Transferor, as the case may be, or a 50-percent shareholder, as applicable, a written approval (each, an “Approval”) to any Proposed Transaction or Proposed Worthlessness Deduction described in such Trading Notice or Declaration of Intent to Claim a Worthless Stock Deduction. If the Debtors file an Approval by the expiration of the Approval Period (the “Approval Deadline”), then the applicable Proposed Transaction or Proposed Worthlessness Deduction may proceed. If the Debtors do not all file an Approval approving the Proposed Transaction or Proposed Worthlessness Deduction prior to the Approval Deadline, then such Proposed Transaction or Proposed Worthlessness Deduction may not be consummated unless approved by a final and nonappealable order of the Court; provided, however, the Debtors may subsequently approve the proposed transaction or worthlessness deduction in writing, in which case a Court Order is not necessary. Any further Proposed Transaction or Proposed Worthlessness Deduction must be the subject of an additional Trading Notice or Declaration of Intent to Claim a Worthless Stock Deduction and Approval Period. (f) Noncompliance with the Stock Procedures. Any acquisition, disposition, and transfer of, or declaration of worthlessness with respect to, Beneficial Ownership of Common Stock in violation of the Stock Procedures shall be null and void ab initio as an act in violation of the automatic stay under section 362 of the Bankruptcy Code and pursuant to the Court’s equitable powers under section 105(a) of the Bankruptcy Code. Furthermore, the sanctions for any person (including any Entity) that acquires, disposes of, or transfers, or declares worthlessness with respect to, Beneficial Ownership of Common Stock in violation of the Stock Procedures shall be reversal of the noncompliant transaction or such other (or additional) measures as the Court, upon motion by the Debtors, with Ad Hoc Group Consent, and in consultation with the Committee, may consider appropriate. (g) Debtors’ Right to Waive. The Debtors may, with Ad Hoc Group Consent (and upon the reasonable request of the Ad Hoc Group), and in consultation with the Committee, waive, in writing, any and all restrictions, stays, and notification procedures contained in the Stock Procedures; provided, however, the Debtors shall file any such waiver with the Court. (h) Definitions. For purposes of these Stock Procedures, the following terms have the following meanings: (i) “50-percent shareholder” means any person that would be a “50-percent shareholder” (within the meaning of section 382(g)(4)(D) of the Tax Code) with respect to its Beneficial Ownership of Common Stock if such person claimed a worthlessness deduction under section 165 of the Tax Code with respect to such Common Stock at any time on or after the Petition Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 10 of 40

4864-9275-2054.1 Date (such rules as to percentage ownership in Common Stock to be determined on the basis of section 382 of the Tax Code and the Treasury Regulations thereunder). (ii) “Beneficial Ownership” shall mean beneficial ownership of Common Stock as determined in accordance with applicable rules under 382 of the Tax Code, the regulations promulgated by the U.S. Department of the Treasury under the Tax Code (the “Treasury Regulations”) (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and rulings issued by the IRS, and as described herein, and, thus, to the extent provided in those sources, from time to time shall include, without limitation, direct, indirect and constructive ownership (e.g., (i) a holding company would be considered to beneficially own all shares of Common Stock owned or acquired by its subsidiaries, (ii) shareholders, partners, members or other owners of Entities would be considered to beneficially own a ratable share of Common Stock owned by such entity, (iii) an individual and such individual’s family members may be treated as one individual, (iv) persons or entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (v) a holder may be considered to beneficially own equity securities that such holder has an Option to acquire). Any variation of the term “ownership” (e.g., own or owned) shall have the same meaning. An “Option” includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to a risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. (iii) “Common Stock” shall mean all common stock of Enviva Inc. For the avoidance of doubt, by operation of the definition of “Beneficial Ownership,” an owner of an Option to acquire stock may be treated as the owner of such stock; provided, however, that the definition of Common Stock shall not include record or Beneficial Ownership in any securities to be issued in connection with a Chapter 11 plan of reorganization of the Debtors. (iv) “Entity” shall mean any “entity” as such term is defined in Treasury Regulations section 1.382-3(a), including any group of persons acting pursuant to a formal or informal understanding among themselves to make a coordinated acquisition of Common Stock. (v) “Substantial Stockholder” shall mean any person (including any Entity) that Beneficially Owns at least 3,360,328 shares of Common Stock (representing approximately 4.50% of all issued and outstanding shares of Common Stock). Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 11 of 40

4864-9275-2054.1 EXHIBIT 2 Proposed Notice of Substantial Stock Ownership Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 12 of 40

4872-5792-8107 4864-9275-2054.1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE EASTERN DISTRICT OF VIRGINIA ALEXANDRIA DIVISION In re: ENVIVA INC., et al., Debtors.1 ) ) ) ) ) ) ) Chapter 11 Case No. 24-10453 (BFK) (Jointly Administered) NOTICE OF SUBSTANTIAL STOCK OWNERSHIP PLEASE TAKE NOTICE that, pursuant to the Stock Procedures, attached as Exhibit 1 to the Final Order (I) Establishing Notification Procedures; (II) Approving Restrictions on Certain Transfers of Common Stock of the Debtors’ Estates and Claiming a Worthless Equity Deduction; and (III) Granting Related Relief, [Name of Filer] (the “Filer”) hereby provides notice that, as of the date hereof, the Filer is/has become a Substantial Shareholder and Beneficially Owns (directly and indirectly) __________________ shares of Common Stock2 and/or __________________ Options to acquire (directly or indirectly) Beneficial Ownership of Common Stock. Enviva Inc. is a debtor and debtor in possession in Case No. 24-10453 pending in the United States Bankruptcy Court for the Eastern District of Virginia (the “Court”). PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of the Filer is __________________. 1 Due to the large number of Debtors in these jointly administered chapter 11 cases, a complete list of the Debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list may be obtained on the website of the Debtors’ claims and noticing agent at www.kccllc.net/enviva. The location of the Debtors’ corporate headquarters is: 7272 Wisconsin Avenue, Suite 1800, Bethesda, MD 20814. 2 Capitalized terms used but not defined herein shall have the meanings ascribed to them in Exhibit 1 to the Final Order. Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 13 of 40

2 4872-5792-8107 4864-9275-2054.1 PLEASE TAKE FURTHER NOTICE that the following table sets forth the following information: For Common Stock and/or Options to acquire Beneficial Ownership of Common Stock that are owned directly by the Filer, the table sets forth (a) the number of shares of Common Stock and/or the number of shares underlying Options Beneficially Owned by such Filer and (b) the date(s) on which such shares and/or Options were acquired (categorized by class, as applicable). In the case of Common Stock and/or Options to acquire Beneficial Ownership of Common Stock that are not owned directly by the Filer but are nonetheless Beneficially Owned by the Filer, the table sets forth (a) the name(s) of each record or legal owner of such shares of Common Stock and/or Options to acquire shares of Common Stock that are Beneficially Owned by the Filer, (b) the number of shares of Common Stock and/or the number of shares of Common Stock underlying Options Beneficially Owned by such Filer, and (c) the date(s) on which such Common Stock and/or Options were acquired (categorized by class, as applicable). Class Name of Owner Shares Beneficially Owned Shares Underlying Options Beneficially Owned Date(s) Acquired Common Stock (Attach additional pages if necessary.) PLEASE TAKE FURTHER NOTICE that this notice (the “Notice”) is being served on (a) the Debtors, 7272 Wisconsin Avenue, Suite 1800, Bethesda, Maryland 20814, Attn: Jason E. Paral; (b) proposed co-counsel to the Debtors, Kutak Rock LLP, 901 East Byrd Street, Suite 1000, Richmond, Virginia 23219-4071, Attn: Michael A. Condyles, Peter J. Barrett, Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 14 of 40

3 4872-5792-8107 4864-9275-2054.1 and Jeremy S. Williams; (c) proposed co-counsel to the Debtors, Vinson & Elkins LLP, The Grace Building, 1114 Avenue of the Americas, 32nd Floor, New York, New York 10036-7708, Attn: David S. Meyer and Jessica C. Peet, and 2001 Ross Avenue, Suite 3900, Dallas, Texas 75201, Attn: Matthew J. Pyeatt and Trevor G. Spears; (d) co-counsel to the Ad Hoc Group, Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, Attn: David Schiff and Hailey W. Klabo; (e) co-counsel to the Ad Hoc Group, McGuireWoods LLP, 800 East Canal Street, Richmond, Virginia 23219, Attn: Dion W. Hayes, K. Elizabeth Sieg, and Connor W. Symons; (f) the Office of the United States Trustee for the Eastern District of Virginia; (g) the Committee; and (h) proposed counsel to the Committee, Akin Gump Strauss Hauer & Feld LLP, 2001 K Street N.W., Washington, DC 20006, Attn: Scott L. Alberino (salberino@akingump.com) and Alexander F. Antypas (aantypas@akingump.com) and One Bryant Park, New York, NY 10036, Attn: Jason P. Rubin (jrubin@akingump.com). PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete. Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 15 of 40

4 4872-5792-8107 4864-9275-2054.1 PLEASE TAKE FURTHER NOTICE THAT this Notice is given in addition to, and not as a substitute for, any requisite notice under rule 3001(e)of the Federal Rules of Bankruptcy Procedure. Respectfully submitted, [Name] [Address] [Telephone] [E-Mail Address] Dated: ______________ __, 2024 _______________, ____________ (City) (State) Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 16 of 40

4872-5792-8107 4864-9275-2054.1 EXHIBIT 3 Proposed Notice of Intent to Purchase, Acquire, or Otherwise Accumulate Common Stock Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 17 of 40

4872-5792-8107 4864-9275-2054.1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE EASTERN DISTRICT OF VIRGINIA ALEXANDRIA DIVISION In re: ENVIVA INC., et al., Debtors.1 ) ) ) ) ) ) ) Chapter 11 Case No. 24-10453 (BFK) (Jointly Administered) NOTICE OF INTENT TO PURCHASE, ACQUIRE, OR OTHERWISE ACCUMULATE COMMON STOCK PLEASE TAKE NOTICE that pursuant to the Stock Procedures, attached as Exhibit 1 to the Final Order (I) Establishing Notification Procedures; (II) Approving Restrictions on Certain Transfers of Common Stock of the Debtors’ Estates and Claiming a Worthless Equity Deduction; and (III) Granting Related Relief, [Name of Filer] (the “Filer”) hereby provides notice of (i) its intention to purchase, acquire, or otherwise accumulate Beneficial Ownership2 of one or more shares of Common Stock and/or Options to acquire Beneficial Ownership of Common Stock and/or (ii) a proposed purchase or acquisition of Beneficial Ownership of Common Stock and/or Options to acquire Beneficial Ownership of Common Stock that would result in an increase in the number of shares of Common Stock and/or number of shares of Common Stock underlying Options that are Beneficially Owned by the Filer (any proposed transaction described in (i) or (ii), a “Proposed Transfer”). Enviva Inc. is a debtor and debtor in possession in Case No. 24-10453 pending in the United States Bankruptcy Court for the Eastern District of Virginia (the “Court”). 1 Due to the large number of Debtors in these jointly administered chapter 11 cases, a complete list of the Debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list may be obtained on the website of the Debtors’ claims and noticing agent at www.kccllc.net/enviva. The location of the Debtors’ corporate headquarters is: 7272 Wisconsin Avenue, Suite 1800, Bethesda, MD 20814. 2 Capitalized terms used but not defined herein shall have the meanings ascribed to them in Exhibit 1 to the Final Order. Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 18 of 40

2 4872-5792-8107 4864-9275-2054.1 PLEASE TAKE FURTHER NOTICE that the following table sets forth the following information: 1. If the Proposed Transfer involves the purchase or acquisition by the Filer of Beneficial Ownership of Common Stock and/or Options to acquire Beneficial Ownership of Common Stock, the table sets forth (a) the number of shares of Common Stock and/or the number of shares of Common Stock underlying Options proposed to be purchased or acquired and (b) the date(s) of such Proposed Transfer (categorized by class, as applicable). 2. If the Proposed Transfer involves the purchase or acquisition of Beneficial Ownership of Common Stock and/or Options to acquire Beneficial Ownership of Common Stock by a person (including any Entity) other than the Filer, but the Proposed Transfer nonetheless would increase the number of shares of Common Stock and/or the number of shares of Common Stock underlying Options that are Beneficially Owned by the Filer, the table sets forth (a) the name(s) of each such person that proposes to purchase or acquire such shares of Common Stock and/or Options, (b) the number of shares of Common Stock and/or the number of shares of Common Stock underlying Options proposed to be purchased or acquired (directly or indirectly), and (c) the date(s) of such Proposed Transfer (categorized by class, as applicable). Class Name of Purchaser or Acquirer Shares to be Purchased or Acquired (Directly or Indirectly) Shares Underlying Options to be Purchased or Acquired (Directly or Indirectly) Date(s) of Proposed Transfer Common Stock (Attach additional page if necessary.) PLEASE TAKE FURTHER NOTICE that the following table summarizes the Filer’s Beneficial Ownership of Common Stock and/or Options to acquire Beneficial Ownership of Common Stock assuming that the Proposed Transfer is approved and consummated as described Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 19 of 40

3 4872-5792-8107 4864-9275-2054.1 above. The table sets forth, as of immediately following the consummation of the Proposed Transfer, the number of shares of Common Stock and/or the number of shares of Common Stock underlying Options (a) that would be owned directly by the Filer and, (b) in the case of any Beneficial Ownership by the Filer of Common Stock and/or Options that would be owned by another person as record or legal owner, the name(s) of each prospective record or legal owner and the number of shares of Common Stock and/or the number of shares of Common Stock underlying Options that would be owned by each such record or legal owner (categorized by class, as applicable): Class Name of Owner Shares to Be Owned Shares Underlying Options to Be Owned Common Stock (Attach additional page if necessary.) PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of the Filer is __________________. PLEASE TAKE FURTHER NOTICE that this notice (the “Notice”) is being served on (a) the Debtors, 7272 Wisconsin Avenue, Suite 1800, Bethesda, Maryland 20814, Attn: Jason E. Paral; (b) proposed co-counsel to the Debtors, Kutak Rock LLP, 901 East Byrd Street, Suite 1000, Richmond, Virginia 23219-4071, Attn: Michael A. Condyles, Peter J. Barrett, and Jeremy S. Williams; (c) proposed co-counsel to the Debtors, Vinson & Elkins LLP, The Grace Building, 1114 Avenue of the Americas, 32nd Floor, New York, New York 10036-7708, Attn: David S. Meyer and Jessica C. Peet, and 2001 Ross Avenue, Suite 3900, Dallas, Texas 75201, Attn: Matthew J. Pyeatt and Trevor G. Spears; (d) co-counsel to the Ad Hoc Group, Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, Attn: David Schiff and Hailey W. Klabo; (e) co-counsel to the Ad Hoc Group, McGuireWoods LLP, 800 East Canal Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 20 of 40

4 4872-5792-8107 4864-9275-2054.1 Street, Richmond, Virginia 23219, Attn: Dion W. Hayes, K. Elizabeth Sieg, and Connor W. Symons; (f) the Office of the United States Trustee for the Eastern District of Virginia; (g) the Committee; and (h) proposed counsel to the Committee, Akin Gump Strauss Hauer & Feld LLP, 2001 K Street N.W., Washington, DC 20006, Attn: Scott L. Alberino (salberino@akingump.com) and Alexander F. Antypas (aantypas@akingump.com) and One Bryant Park, New York, NY 10036, Attn: Jason P. Rubin (jrubin@akingump.com). PLEASE TAKE FURTHER NOTICE that the Filer further acknowledges and agrees that (a) if the Debtors do not provide written approval of the Proposed Transfer within fifteen business days after the date of this Notice, the Proposed Transfer may not be consummated unless approved by a final and nonappealable order of the Court, (b) any transaction purportedly consummated in violation of the Final Order will be void ab initio and will result in the imposition of sanctions as provided in the Final Order, and (c) further transactions contemplated by the Filer that may result in the Filer purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional Common Stock will require an additional notice to be filed with the Court and served in the same manner as this Notice. PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete. Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 21 of 40

5 4872-5792-8107 4864-9275-2054.1 PLEASE TAKE FURTHER NOTICE THAT this Notice is given in addition to, and not as a substitute for, any requisite notice under rule 3001(e) of the Federal Rules of Bankruptcy Procedure. Respectfully submitted, [Name] [Address] [Telephone] [E-Mail Address] Dated: ______________ __, 2024 _______________, ____________ (City) (State) Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 22 of 40

4872-5792-8107 4864-9275-2054.1 EXHIBIT 4 Notice of Intent to Sell, Trade, or Otherwise Transfer Common Stock Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 23 of 40

4872-5792-8107 4864-9275-2054.1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE EASTERN DISTRICT OF VIRGINIA ALEXANDRIA DIVISION In re: ENVIVA INC., et al., Debtors.1 ) ) ) ) ) ) ) Chapter 11 Case No. 24-10453 (BFK) (Jointly Administered) NOTICE OF INTENT TO SELL, TRADE, OR OTHERWISE TRANSFER COMMON STOCK PLEASE TAKE NOTICE that, pursuant to the Stock Procedures, attached as Exhibit 1 to the Final Order (I) Establishing Notification Procedures; (II) Approving Restrictions on Certain Transfers of Common Stock of the Debtors’ Estates and Claiming a Worthless Equity Deduction; and (III) Granting Related Relief, [Name of Filer] (the “Filer”) hereby provides notice of (i) its intention to sell, exchange, transfer or dispose of Beneficial Ownership2 of one or more shares of Common Stock and/or Options to acquire Common Stock and/or (ii) a proposed sale, exchange, transfer, or disposition of Common Stock and/or Options to acquire Common Stock that would result in a decrease in the number of shares of Common Stock and/or number of shares of Common Stock underlying Options to acquire Common Stock that are Beneficially Owned by the Filer (any proposed transaction described in (i) or (ii), a “Proposed Transfer”). Enviva Inc. is a debtor and debtor in possession in Case No. 24-10453 pending in the United States Bankruptcy Court for the Eastern District of Virginia (the “Court”). 1 Due to the large number of Debtors in these jointly administered chapter 11 cases, a complete list of the Debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list may be obtained on the website of the Debtors’ claims and noticing agent at www.kccllc.net/enviva. The location of the Debtors’ corporate headquarters is: 7272 Wisconsin Avenue, Suite 1800, Bethesda, MD 20814. 2 Capitalized terms used but not defined herein shall have the meanings ascribed to them in Exhibit 1 to the Final Order. Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 24 of 40

2 4872-5792-8107 4864-9275-2054.1 PLEASE TAKE FURTHER NOTICE that the following table sets forth the following information: 1. If the Proposed Transfer involves the sale, transfer, or disposition by the Filer of Beneficial Ownership of Common Stock and/or Options to acquire Beneficial Ownership of Common Stock, the table sets forth (a) the number of shares of Common Stock and/or the number of shares of Common Stock underlying Options proposed to be sold, transferred, or disposed of and (b) the date(s) of such Proposed Transfer (categorized by class, as applicable). 2. If the Proposed Transfer involves the sale, transfer or disposition in the Beneficial Ownership of Common Stock and/or Options to acquire Beneficial Ownership of Common Stock by a person (including any Entity) other than the Filer, but the Proposed Transfer nonetheless would decrease the number of shares of Common Stock and/or the number of shares of Common Stock underlying Options that are Beneficially Owned by the Filer, the table sets forth (a) the name(s) of each such person that proposes to sell, transfer, or dispose of such Common Stock and/or Options; (b) the number of shares of Common Stock and/or the number of shares of Common Stock underlying Options proposed to be so sold, transferred, or disposed of (directly or indirectly); and (c) the date(s) of such Proposed Transfer (categorized by class, as applicable). Class Name of Transferor Shares to Be Sold, Transferred, or Disposed Of (Directly or Indirectly) Shares Underlying Options to Be Sold, Transferred, or Disposed Of (Directly or Indirectly) Date(s) of Proposed Transfer Common Stock (Attach additional page if necessary.) PLEASE TAKE FURTHER NOTICE that the following table summarizes the Filer’s Beneficial Ownership of Common Stock and/or Options to acquire Beneficial Ownership of Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 25 of 40

3 4872-5792-8107 4864-9275-2054.1 Common Stock assuming that the Proposed Transfer is approved and consummated as described above. The table sets forth, as of immediately following the consummation of the Proposed Transfer, the number of shares of Common Stock and/or the number of shares of Common Stock underlying Options (a) that would be owned directly by the Filer and, (b) in the case of any Beneficial Ownership by the Filer of Common Stock and/or Options that would be owned by another person (including any Entity) as record or legal owner, the name(s) of each prospective record or legal owner and the number of shares of Common Stock and/or the number of shares of Common Stock underlying Options that would be owned by each such record or legal owner (categorized by class, as applicable): Class Name of Owner Shares to Be Owned Shares Underlying Options to Be Owned Common Stock (Attach additional page if necessary.) PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of the Filer is __________________. PLEASE TAKE FURTHER NOTICE that this notice (the “Notice”) is being served on (a) the Debtors, 7272 Wisconsin Avenue, Suite 1800, Bethesda, Maryland 20814, Attn: Jason E. Paral; (b) proposed co-counsel to the Debtors, Kutak Rock LLP, 901 East Byrd Street, Suite 1000, Richmond, Virginia 23219-4071, Attn: Michael A. Condyles, Peter J. Barrett, and Jeremy S. Williams; (c) proposed co-counsel to the Debtors, Vinson & Elkins LLP, The Grace Building, 1114 Avenue of the Americas, 32nd Floor, New York, New York 10036-7708, Attn: David S. Meyer and Jessica C. Peet, and 2001 Ross Avenue, Suite 3900, Dallas, Texas 75201, Attn: Matthew J. Pyeatt and Trevor G. Spears; (d) co-counsel to the Ad Hoc Group, Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, Attn: David Schiff and Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 26 of 40

4 4872-5792-8107 4864-9275-2054.1 Hailey W. Klabo; (e) co-counsel to the Ad Hoc Group, McGuireWoods LLP, 800 East Canal Street, Richmond, Virginia 23219, Attn: Dion W. Hayes, K. Elizabeth Sieg, and Connor W. Symons; (f) the Office of the United States Trustee for the Eastern District of Virginia; (g) the Committee; and (h) proposed counsel to the Committee, Akin Gump Strauss Hauer & Feld LLP, 2001 K Street N.W., Washington, DC 20006, Attn: Scott L. Alberino (salberino@akingump.com) and Alexander F. Antypas (aantypas@akingump.com) and One Bryant Park, New York, NY 10036, Attn: Jason P. Rubin (jrubin@akingump.com). PLEASE TAKE FURTHER NOTICE that the Filer further acknowledges and agrees that (a) if the Debtors do not provide written approval of the Proposed Transfer within fifteen business days after the date of this Notice, the Proposed Transfer may not be consummated unless approved by a final and nonappealable order of the Court, (b) any transaction purportedly consummated in violation of the Final Order will be void ab initio and will result in the imposition of sanctions as provided in the Final Order, and (c) any further transactions contemplated by the Filer that may result in the Filer purchasing, acquiring, or otherwise obtaining Beneficial Ownership of additional Common Stock will require an additional notice to be filed with the Court and served in the same manner as this Notice. PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete. Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 27 of 40

5 4872-5792-8107 4864-9275-2054.1 PLEASE TAKE FURTHER NOTICE THAT this Notice is given in addition to, and not as a substitute for, any requisite notice under rule 3001(e) of the Federal Rules of Bankruptcy Procedure. Respectfully submitted, [Name] [Address] [Telephone] [E-Mail Address] Dated: ______________ __, 2024 _______________, ____________ (City) (State) Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 28 of 40

4872-5792-8107 4864-9275-2054.1 EXHIBIT 5 NOTICE OF STATUS AS A 50-PERCENT SHAREHOLDER Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 29 of 40

4872-5792-8107 4864-9275-2054.1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE EASTERN DISTRICT OF VIRGINIA ALEXANDRIA DIVISION In re: ENVIVA INC., et al., Debtors.1 ) ) ) ) ) ) ) Chapter 11 Case No. 24-10453 (BFK) (Jointly Administered) NOTICE OF STATUS AS A 50-PERCENT SHAREHOLDER PLEASE TAKE NOTICE that, pursuant to the Stock Procedures, attached as Exhibit 1 to the Final Order (I) Establishing Notification Procedures; (II) Approving Restrictions on Certain Transfers of Common Stock of the Debtors’ Estates and Claiming a Worthless Equity Deduction; and (III) Granting Related Relief, [Name of Filer] (the “Filer”) hereby provides notice that, as of the date hereof, the Filer is/has become a 50-percent shareholder and Beneficially Owns (directly and indirectly) __________________ shares of Common Stock2 and/or __________________ Options to acquire (directly or indirectly) Beneficial Ownership of Common Stock. Enviva Inc. is a debtor and debtor in possession in Case No. 24-10453 pending in the United States Bankruptcy Court for the Eastern District of Virginia (the “Court”). PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of the Filer is __________________. 1 Due to the large number of Debtors in these jointly administered chapter 11 cases, a complete list of the Debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list may be obtained on the website of the Debtors’ claims and noticing agent at www.kccllc.net/enviva. The location of the Debtors’ corporate headquarters is: 7272 Wisconsin Avenue, Suite 1800, Bethesda, MD 20814. 2 Capitalized terms used but not defined herein shall have the meanings ascribed to them in Exhibit 1 to the Final Order. Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 30 of 40

2 4872-5792-8107 4864-9275-2054.1 PLEASE TAKE FURTHER NOTICE that the following table sets forth the following information: For Common Stock and/or Options to acquire Beneficial Ownership of Common Stock that are owned directly by the Filer, the table sets forth (a) the number of shares of Common Stock and/or the number of shares underlying Options Beneficially Owned by such Filer and (b) the date(s) on which such shares and/or Options were acquired (categorized by class, as applicable). In the case of Common Stock and/or Options to acquire Beneficial Ownership of Common Stock that are not owned directly by the Filer but are nonetheless Beneficially Owned by the Filer, the table sets forth (a) the name(s) of each record or legal owner of such shares of Common Stock and/or Options to acquire shares of Common Stock that are Beneficially Owned by the Filer, (b) the number of shares of Common Stock and/or the number of shares of Common Stock underlying Options Beneficially Owned by such Filer, and (c) the date(s) on which such Common Stock and/or Options were acquired (categorized by class, as applicable). Class Name of Owner Shares Beneficially Owned Shares Underlying Options Beneficially Owned Date(s) Acquired Common Stock (Attach additional pages if necessary.) PLEASE TAKE FURTHER NOTICE that this notice (the “Notice”) is being served on (a) the Debtors, 7272 Wisconsin Avenue, Suite 1800, Bethesda, Maryland 20814, Attn: Jason E. Paral; (b) proposed co-counsel to the Debtors, Kutak Rock LLP, 901 East Byrd Street, Suite 1000, Richmond, Virginia 23219-4071, Attn: Michael A. Condyles, Peter J. Barrett, and Jeremy S. Williams; (c) proposed co-counsel to the Debtors, Vinson & Elkins LLP, The Grace Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 31 of 40

3 4872-5792-8107 4864-9275-2054.1 Building, 1114 Avenue of the Americas, 32nd Floor, New York, New York 10036-7708, Attn: David S. Meyer and Jessica C. Peet, and 2001 Ross Avenue, Suite 3900, Dallas, Texas 75201, Attn: Matthew J. Pyeatt and Trevor G. Spears; (d) co-counsel to the Ad Hoc Group, Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, Attn: David Schiff and Hailey W. Klabo; (e) co-counsel to the Ad Hoc Group, McGuireWoods LLP, 800 East Canal Street, Richmond, Virginia 23219, Attn: Dion W. Hayes, K. Elizabeth Sieg, and Connor W. Symons; (f) the Office of the United States Trustee for the Eastern District of Virginia; (g) the Committee; and (h) proposed counsel to the Committee, Akin Gump Strauss Hauer & Feld LLP, 2001 K Street N.W., Washington, DC 20006, Attn: Scott L. Alberino (salberino@akingump.com) and Alexander F. Antypas (aantypas@akingump.com) and One Bryant Park, New York, NY 10036, Attn: Jason P. Rubin (jrubin@akingump.com). PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete. Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 32 of 40

4 4872-5792-8107 4864-9275-2054.1 PLEASE TAKE FURTHER NOTICE THAT this Notice is given in addition to, and not as a substitute for, any requisite notice under rule 3001(e) of the Federal Rules of Bankruptcy Procedure. Respectfully submitted, [Name] [Address] [Telephone] [E-Mail Address] Dated: ______________ __, 2024 _______________, ____________ (City) (State) Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 33 of 40

4872-5792-8107 4864-9275-2054.1 EXHIBIT 6 Declaration of Intent to Claim a Worthless Stock Deduction Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 34 of 40

4872-5792-8107 4864-9275-2054.1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE EASTERN DISTRICT OF VIRGINIA ALEXANDRIA DIVISION In re: ENVIVA INC., et al., Debtors.1 ) ) ) ) ) ) ) Chapter 11 Case No. 24-10453 (BFK) (Jointly Administered) DECLARATION OF INTENT TO CLAIM A WORTHLESS EQUITY DEDUCTION PLEASE TAKE NOTICE that, pursuant to the Stock Procedures, attached as Exhibit 1 to the Final Order (I) Establishing Notification Procedures; (II) Approving Restrictions on Certain Transfers of Common Stock of the Debtors’ Estates and Claiming a Worthless Equity Deduction; and (III) Granting Related Relief, [Name of Filer] (the “Filer”) hereby provides notice of its intention to claim a worthlessness deduction under section 165 of the Tax Code (a “Worthless Stock Deduction”) with respect to its Beneficial Ownership of Common Stock (a “Proposed Deduction”).2 Enviva Inc. is a debtor and debtor in possession in Case No. 24-10453 pending in the United States Bankruptcy Court for the Eastern District of Virginia (the “Court”). PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of the Filer is __________________. PLEASE TAKE FURTHER NOTICE that, if applicable, on __, 2024, the Filer filed a Notice of Status as a 50-Percent Shareholder with this Court. 1 Due to the large number of Debtors in these jointly administered chapter 11 cases, a complete list of the Debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list may be obtained on the website of the Debtors’ claims and noticing agent at www.kccllc.net/enviva. The location of the Debtors’ corporate headquarters is: 7272 Wisconsin Avenue, Suite 1800, Bethesda, MD 20814. 2 Capitalized terms used but not defined herein shall have the meanings ascribed to them in Exhibit 1 to the Final Order. Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 35 of 40

2 4872-5792-8107 4864-9275-2054.1 PLEASE TAKE FURTHER NOTICE that the Filer currently Beneficially Owns ___ shares of Common Stock and/or __________________ Options to acquire (directly or indirectly) Beneficial Ownership of Common Stock. PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Deduction, the Filer proposes to claim a Worthless Equity Deduction with respect to its Beneficial Ownership of ___ shares of Common Stock. If the Proposed Deduction is permitted to occur, the Filer will be treated as having acquired Beneficial Ownership of ___ shares of Common Stock on the first day of the Filer’s next taxable year and shall be treated as never having owned such Common Stock during any prior year for the purposes of testing whether an Ownership Change has occurred. PLEASE TAKE FURTHER NOTICE that this notice (the “Notice”) is being served on (a) the Debtors, 7272 Wisconsin Avenue, Suite 1800, Bethesda, Maryland 20814, Attn: Jason E. Paral; (b) proposed co-counsel to the Debtors, Kutak Rock LLP, 901 East Byrd Street, Suite 1000, Richmond, Virginia 23219-4071, Attn: Michael A. Condyles, Peter J. Barrett, and Jeremy S. Williams; (c) proposed co-counsel to the Debtors, Vinson & Elkins LLP, The Grace Building, 1114 Avenue of the Americas, 32nd Floor, New York, New York 10036-7708, Attn: David S. Meyer and Jessica C. Peet, and 2001 Ross Avenue, Suite 3900, Dallas, Texas 75201, Attn: Matthew J. Pyeatt and Trevor G. Spears; (d) co-counsel to the Ad Hoc Group, Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, Attn: David Schiff and Hailey W. Klabo; (e) co-counsel to the Ad Hoc Group, McGuireWoods LLP, 800 East Canal Street, Richmond, Virginia 23219, Attn: Dion W. Hayes, K. Elizabeth Sieg, and Connor W. Symons; (f) the Office of the United States Trustee for the Eastern District of Virginia; (g) the Committee; and (h) proposed counsel to the Committee, Akin Gump Strauss Hauer & Feld LLP, 2001 K Street N.W., Washington, DC 20006, Attn: Scott L. Alberino (salberino@akingump.com) Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 36 of 40

3 4872-5792-8107 4864-9275-2054.1 and Alexander F. Antypas (aantypas@akingump.com) and One Bryant Park, New York, NY 10036, Attn: Jason P. Rubin (jrubin@akingump.com). PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete. PLEASE TAKE FURTHER NOTICE THAT this Notice is given in addition to, and not as a substitute for, any requisite notice under rule 3001(e) of the Federal Rules of Bankruptcy Procedure. Respectfully submitted, [Name] [Address] [Telephone] [E-Mail Address] Dated: ______________ __, 2024 _______________, ____________ (City) (State) Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 37 of 40

4872-5792-8107 4864-9275-2054.1 EXHIBIT 7 Notice of Final Order Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 38 of 40

4872-5792-8107 4864-9275-2054.1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE EASTERN DISTRICT OF VIRGINIA ALEXANDRIA DIVISION In re: ENVIVA INC., et al., Debtors.15 ) ) ) ) ) ) ) Chapter 11 Case No. 24-10453 (BFK) (Jointly Administered) NOTICE OF FINAL ORDER (I) ESTABLISHING NOTIFICATION PROCEDURES; (II) APPROVING RESTRICTIONS ON CERTAIN TRANSFERS OF COMMON STOCK OF THE DEBTORS’ ESTATES; AND (III) GRANTING RELATED RELIEF TO ALL DIRECT AND INDIRECT HOLDERS OF, AND PROSPECTIVE HOLDERS OF COMMON STOCK ISSUED BY ENVIVA INC.: PLEASE TAKE NOTICE that on March 12, 2024 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”) commenced cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). Section 362(a) of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors’ estates or of property from the Debtors’ estates or to exercise control over property of the Debtors’ estates. PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed a motion seeking entry of an interim order (the “Interim Order”), and subsequently a final order (the “Final Order”), pursuant to sections 105(a), 362, and 541 of the Bankruptcy Code establishing notification procedures and approving restrictions on certain transfers of Common Stock (and declarations of worthlessness with respect to such Common Stock) of the Debtors (the “Motion”).16 PLEASE TAKE FURTHER NOTICE that on [_], the United States Bankruptcy Court for the Eastern District of Virginia (the “Court”), having jurisdiction over the chapter 11 cases, entered the Final Order establishing procedures with respect to direct and indirect acquisitions, dispositions and transfers of, and declarations of worthlessness with respect to, Beneficial Ownership of Common Stock issued by Enviva Inc. (the “Stock Procedures”). PLEASE TAKE FURTHER NOTICE that the Stock Procedures restrict transactions involving, and require notices of the holdings of and proposed transactions by, any person or group 15 Due to the large number of Debtors in these jointly administered chapter 11 cases, a complete list of the Debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list may be obtained on the website of the Debtors’ claims and noticing agent at www.kccllc.net/enviva. The location of the Debtors’ corporate headquarters is: 7272 Wisconsin Avenue, Suite 1800, Bethesda, MD 20814. 16 Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Motion. Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 39 of 40

4872-5792-8107 4864-9275-2054.1 of persons that is or, as a result of a proposed transaction, would become, a Substantial Stockholder of Common Stock or declarations of worthlessness involving, and require notice of holdings of, any person or group of persons that is a 50-percent shareholder. For purposes of the Stock Procedures, a “Substantial Stockholder” is any person (including any Entity) that Beneficially Owns at least 3,360,328 shares of Common Stock (representing approximately 4.50% of all issued and outstanding shares of Common Stock) and a “50-percent shareholder” is any person that would be a “50-percent shareholder” (within the meaning of section 382(g)(4)(D) of the Tax Code) with respect to its Beneficial Ownership of Common Stock if such person claimed a worthlessness deduction under section 165 of the Tax Code with respect to such Common Stock at any time on or after the Petition Date (such rules as to percentage ownership of Common Stock to be determined on the basis of section 382 of the Tax Code and the Treasury Regulations thereunder). Any transfer of, or claims of worthlessness with respect to, stock of the Debtors in violation of the Stock Procedures will be null and void ab initio and may lead to contempt, compensatory damages, punitive damages, or other sanctions being imposed by the Court, upon motion by the Debtors, with Ad Hoc Group Consent, and in consultation with the Committee. PLEASE TAKE FURTHER NOTICE that the Stock Procedures, as approved on a final basis, are available on the website maintained by the Debtors’ claims and notice agent, Kurtzman Carson Consultants LLC, at www.kccllc.net/enviva and on the docket of the chapter 11 cases, Docket No. ________, which can be accessed via PACER at https://www.pacer.gov. PLEASE TAKE FURTHER NOTICE that a direct or indirect holder of, or prospective holder of, Beneficial Ownership of Common Stock issued by Enviva Inc. that may be or become a Substantial Stockholder or 50-percent shareholder should consult the Stock Procedures. PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Stock Procedures are in addition to the requirements of Bankruptcy Rule 3001(e) and applicable securities, corporate, and other laws and do not excuse non-compliance therewith. Case 24-10453-BFK Doc 327 Filed 04/12/24 Entered 04/12/24 11:51:33 Desc Main Document Page 40 of 40